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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report:  June 6, 1997              Commission File Number 1-9897




                            VALLEY FORGE CORPORATION
             (Exact name of Registrant as specified in its charter)



              GEORGIA                                58-0833796
     (State of incorporation)          (I.R.S. Employer Identification Number)



       100 SMITH RANCH ROAD
             SUITE 326
      SAN RAFAEL, CALIFORNIA                         94903-1994
(Address of principal executive offices)             (Zip code)


                                (415) 492-1500
             (Registrant's telephone number, including area code)


                                      (N/A)
        (Former name or former address, if changed since last report)

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                            Valley Forge Corporation
                                    Form 8-K

Item 4.     Changes in Registrant's Certifying Accountant


(a) On June 6, 1997, Valley Forge Corporation selected Deloitte & Touche LLP as the certifying accountants to audit the Registrant's financial statements. The Registrant's former auditors, Coopers & Lybrand L.L.P. were dismissed effective the same day. The Board of Directors of Valley Forge Corporation approved the decision to dismiss Coopers & Lybrand L.L.P. and to appoint Deloitte and Touche LLP.

(b) In connection with the audits of the two most recent years and the subsequent interim period, there were no disagreements with Coopers & Lybrand L.L.P. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

(c) Coopers & Lybrand L.L.P.'s report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

(d) The Registrant has requested Coopers & Lybrand L.L.P. to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the aforementioned statements made by the Registrant in response to this Item 4 and, if not, stating the respects in which it does not agree. The Registrant delivered a copy of this form 8-K to Coopers & Lybrand L.L.P. on June 6, 1997. The copy of the letter from Coopers & Lybrand L.L.P. to the Securities and Exchange Commission dated June 6, 1997, is attached hereto as Exhibit A.

Items 1 - 3 and 5 - 8 are not applicable.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Valley Forge Corporation

Date:  June 6, 1997                       By:   /s/ Monica J. Burke
                                             -----------------------------------
                                              Monica J. Burke, V.P. Finance


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                                    EXHIBIT A






June 6, 1997



Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read the statements made by Valley Forge Corporation, which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of June, 1997. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,



Coopers and Lybrand L.L.P.






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